UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 27, 2013

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-34135

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DR, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

(978) 289-1500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On Tuesday, February 27, 2013, the board of directors voted to decrease the size of the board from eight to seven.  The action was taken in response to a vacancy on the board created by the death of Dr. Francis J. Aguilar, a long-time member of DRC's board of directors.  Each of the directors of the board continues to serve in the same class of directors.

In addition, the board of directors selected Mr. Richard G. Tennant to serve as the Lead Director and Mr. W. Scott Thompson to serve as the Chairman of the Nominating and Governance Committee.  The board of directors determined that both directors are independent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: March 1, 2013	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer